UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2009

DRAGON PHARMACEUTICAL INC.

(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	000-27937 (Commission File Number)	65-0142474 (IRS Employer Identification No.)

650 West Georgia Street, Suite 310 Vancouver, British Columbia (Address of Principal Executive Offices)	V6B 4N9 (Zip Code)

(604) 669-8817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Accountants

          On October 9, 2009, Dragon Pharmaceutical Inc. decided not to reappoint Ernst & Young LLP (“E&Y”) as our independent accountant for the year ending December 31, 2009.

         We provided our former independent accountant, E&Y, with a copy of the disclosures expressed in our Form 8-K filed on October 14, 2009, and incorporated herein by reference, and we requested that E&Y furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such statements. We are amending the prior Form 8–K to include a copy of E&Y’s letter, which is attached hereto as Exhibit 16.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

16	Letter from Ernst & Young LLP

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGON PHARMACEUTICAL INC.,
a Florida Corporation

Dated: October 22, 2009

/s/ Maggie Deng

Maggie Deng

Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Ernst & Young LLP

4